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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                        0-8176                95-1840947
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                            Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

(a) Employment Agreements. On April 28, 2006, Southwest Water Company (the "Company") entered into Employment Agreements (the "Agreements" and each an "Agreement") with each of Cheryl L. Clary, Chief Financial Officer of the Company, and Michael O. Quinn, President, Utility Group.

     The Agreement with Ms. Clary provides for a severance payment of 0.75 times Ms. Clary's base salary and an additional cash payment of $25,000 should the Company under certain circumstances terminate her employment before May 15, 2007.

     The Agreement with Mr. Quinn provides for a severance payment of 1.5 times Mr. Quinn's base salary and an additional cash payment of $25,000 should the Company under certain circumstances terminate his employment before May 15, 2008.

     Copies of the Agreements are attached to this Report as Exhibits 10.1 and 10.2.

(b) Change of Control Severance Agreements. On April 28, 2006, Southwest Water Company (the "Company") entered into Change of Control Severance Agreements (the "Severance Agreements" and each a "Severance Agreement") with each of Cheryl L. Clary, Chief Financial Officer of the Company, and Michael O. Quinn, President, Utility Group.

     Each Severance Agreement provides that the executive will, upon a change of control as defined in the Severance Agreement, be entitled for a period of two (2) years thereafter, to a severance payment if executive's employment is terminated by the Company for other than good cause. The severance consists of 2.99 times the sum of the executive's most recent base salary plus the average bonus for the prior three full years. The severance benefits also include acceleration of vesting of previously granted stock options held as of the date of the change of control. Total benefits may not exceed the limits imposed by Section 280G of the Internal Revenue Code.

     Copies of the Severance Agreements are attached to this Report as Exhibits
     10.3 and 10.4.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.1 Executive Employment Agreement dated April 28, 2006, between Cheryl L. Clary and Southwest Water Company

10.2 Executive Employment Agreement dated April 28, 2006, between Michael O. Quinn and Southwest Water Company

10.3 Change of Control Agreement dated April 28, 2006, between Cheryl L. Clary and Southwest Water Company

10.4 Change of Control Agreement dated April 28, 2006, between Michael O. Quinn and Southwest Water Company


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     SOUTHWEST WATER COMPANY


                                                     By:  /s/ Shelley A. Farnham
                                                          ----------------------
                                                     Its: Secretary
Dated:  April 18, 2006                                    ----------------------